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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 29, 2005


                            EXPLORATIONS GROUP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                           ---------------------------
                           (Former Name of Registrant)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


               000-49864                            65-1089222
      ------------------------           ---------------------------------
      (Commission File Number)           (IRS Employer Identification No.)


            1369 Madison Ave. Suite 432
                   New York, NY                                   10128
      ----------------------------------------                  ----------
      (Address of Principal Executive Offices)                  (Zip Code)


                                 (212) 722-4424
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL EXECUTIVE OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On April 29, 2005 Jeffrey G. Klein resigned from the Board of Directors. A copy of Mr. Klein's resignation is attached hereto


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit  No.        Description of Exhibit

   99.1             Resignation of Director





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 5, 2005                      Explorations Group, Inc.

                                        By: /s/ Eric Brown
                                            --------------
                                            Eric Brown
                                            President


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